POWER OF ATTORNEY
		Know all by these presents, that the undersigned
hereby constitutes and appoints each of Kevin B. Kelly
and Debbie Maler, signing singly, the undersigned's
true and lawful attorney-in-fact to:
(1)	execute for and on behalf of the
undersigned, in the undersigned's capacity as an
officer and/or director of Cornell Companies,
Inc. (the "Company"), Forms 3, 4, and 5 in
accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;
  (2)		do
and perform any and all acts for and on behalf of
the undersigned which may be necessary or
desirable to complete and execute any such
Form 3, 4, or 5, complete and execute any
amendment or amendments thereto, and timely file
such form with the United States Securities and
Exchange Commission and any stock exchange or
similar authority; and
 (3)	take any other action of any type whatsoever
in connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of
benefit to, in the best interest of, or legally
required by, the undersigned, it being understood
that the documents executed by such attorney-in-
fact on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form and
shall contain such terms and conditions as such
attorney-in-fact may approve in such attorney-in-
fact's discretion.
  	The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the
undersigned might or could do if personally present,
with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney-in-
fact, or such attorney-in-fact's substitute or
substitutes, shall lawfully do or cause to be done by
virtue of this power of attorney and the rights and
powers herein granted.  The undersigned acknowledges
that the foregoing attorneys-in-fact, in serving in
such capacity at the request of the undersigned, are
not assuming, nor is the Company assuming, any of the
undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force
and effect until the undersigned is no longer required
to file Forms 3, 4, and 5 with respect to the
undersigned's holdings of and transactions in
securities issued by the Company, unless earlier
revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.
  IN WITNESS WHEREOF, the undersigned has caused
this Power of Attorney to be executed as of this 20th
day of July, 2003.
Signature /s/ D. Stephen Slack
Print Name D. Stephen Slack




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